Exhibit 10.10
FIFTH AMENDMENT TO AGREEMENT
FOR PURCHASE AND SALE
WESLEY VILLAGE APARTMENTS

THIS FIFTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (this “Fifth Amendment”) is made and entered into as of February 17, 2017 (the “Amendment Effective Date”) by and between KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership formerly known as KBS LEGACY PARTNERS WESLEY LLC, a Delaware limited liability company, and KBS LEGACY PARTNERS WESLEY LAND LLC, a Delaware limited liability company (collectively, “Seller”), and BLUEROCK REAL ESTATE, LLC, a Delaware limited liability company (“Buyer”).

WHEREAS, the Buyer and Seller entered into that certain Agreement for Purchase and Sale having an Effective Date of December 29, 2016, that certain Reinstatement and First Amendment to Agreement for Purchase and Sale dated January 30, 2017, that certain Second Amendment to Agreement for Purchase and Sale dated February 8, 2017, that certain Third Amendment to Agreement for Purchase and Sale dated February 10, 2017 and that certain Fourth Amendment to Agreement for Purchase and Sale dated February 15, 2017 (together, the “Agreement”).

WHEREAS, the Buyer and Seller have mutually agreed to further amend the Agreement.

NOW, THEREFORE, in consideration of the agreement set forth herein and for TEN and NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follow:

1.Capitalized Terms. All capitalized terms used in this Fifth Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement.
2.Purchase Price. Section 2.2 of the Agreement is hereby amended by reducing the Purchase Price (and amending the definition thereof) to Fifty Seven Million One Hundred Fifty Thousand and No/100 Dollars ($57,150,000.00).
3.Inspection Notice. This Fifth Amendment serves as Buyer’s Inspection Notice. Buyer hereby notifies Seller of its approval of its Physical Inspections and the Other Investigations and Buyer hereby notifies Seller that it has elected, in accordance with Section 2.5.3 of the Agreement, to proceed to Closing. Buyer hereby notifies Seller that Buyer has elected to assume or reject the Service Contracts as set forth on Schedule 1 attached hereto and incorporated herein.

4.Closing Date. Section 2.4.1 of the Agreement is hereby amended by deleting “February 28, 2017” and inserting therefore “March 9, 2017”. To the extent that Seller is obligated to pay interest on its existing loan for the entire month of March as a result of the change in the Closing Date from February 28 to March 9, Buyer will, upon receipt of evidence of the payment thereof (including the reflection of such amounts on the existing lender’s payoff statement delivered at Closing), reimburse Seller for the portion of such interest attributable to the period from and including the Closing Date through March 31, 2017 at the per diem rate of $1,725.19.
5.Counterparts. This Fifth Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall be deemed one and the same instrument. Facsimile or electronic signatures on this Fifth Amendment shall be treated as and given full force and effect as original signatures.
6.Entire Agreement. This Fifth Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as modified in this Fifth Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of the Agreement and this Fifth Amendment, this Fifth Amendment shall govern.
[REMAINDER OF PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the Amendment Effective Date.
SELLER:

KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership

BY:	KBS LEGACY PARTNERS WESLEY GP LLC, a Delaware limited liability company, its general partner

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By: /s/ W. Dean Henry
Name: W. Dean Henry
Title: Chief Executive Officer

KBS LEGACY PARTNERS WESLEY LAND LLC, a Delaware limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By: /s/ W. Dean Henry
Name: W. Dean Henry
Title: Chief Executive Officer

Signature page – Fifth Amendment to Agreement for Purchase and Sale (Legacy Wesley Village Apartments)

BUYER:
BLUEROCK REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ James G. Babb III

Name:	James G. Babb III

Title:	Authorized Signatory

Signature page – Fifth Amendment to Agreement for Purchase and Sale (Legacy Wesley Village Apartments)

Schedule 1

RKW
RIVERGATE KW RESIDENTIAL

Schedule 1

WESSLEY VILLAGE CONTRACT SUMMARY

1/27/2017

Contract	Current Spend	Current Term	Cancel	Keep
Action Pest Control			X	
ADT			X	
Apartments.Com	$1048/Month	MTM	X	
Aramark	coffee orders only	MTM	X	
Audio Images			X	
Capture the Market	$115/month	MTM	X	
Click Pack Move	$300 referral/move in	MTM	X	
Cort	$1422.50/month value	MTM		X
Cort	$544/month	MTM	X	
Heaven and Earth	$2292/month	Current	X	
Jasko Fitness	$750/year	MTM	X	
Key Track	$144.30/month	MTM		X
Kramer Pest Control	$271/month	Auto renew	X	
Lease Ferret	$200/month		X	
PST	$2749/year	MTM		X
Rent Path - Gold Package	$1024/month	MTM	X	
RentMineOnLine	$247 every other month	MTM	X	
Scent Air	$75/month	Current	X	
Schindler	$640/month	MTM		X
Time Warner		expires 2019		X
Valet Waste	$10.33/unit	expires 2018		X
Vaultware	$400/month	MTM	X	
Vision Office	$273/month	MTM	X	
Yes Energy			X	
Yiedstar	$316/month + 5% escalations	MTM	X

Signature page – Fifth Amendment to Agreement for Purchase and Sale (Legacy Wesley Village Apartments)